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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): March 5, 1999


                          CENTURY COMMUNICATIONS CORP.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                     0-16899
                                     -------
                            (Commission File Number)

       New Jersey                                              06-1158179
----------------------------                             ----------------------
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                        Identification Number)


     50 Locust Avenue
     New Canaan, CT                                              06840
----------------------------                              ----------------------
   (Address of principal                                       (Zip code)
      executive offices)

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       Registrant's telephone number, including area code: (203) 972-2000



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




                               Page 1 of __ Pages
                             Exhibit Index on Page 3






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Item 5.  Other Events.

     On March 5, 1999, the Registrant announced its pending acquisition by Adelphia Communications Corporation ("Adelphia") pursuant to an Agreement and
Plan of Merger (the "Agreement") dated as of March 5, 1999, by and among Adelphia, Adelphia Acquisition Subsidiary, Inc. and the Registrant in a press release issued on March 5, 1999. A copy of the Press Release and the Agreement are attached hereto as Exhibit 99.01 and Exhibit 99.02, respectively, and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

99.01 Press Release dated March 5, 1999, regarding the Registrant's pending acquisition by Adelphia Communications Corporation (filed herewith).

99.02 Agreement and Plan of Merger dated as of March 5, 1999, by and among Adelphia Communications Corporation, Adelphia Acquisition Subsidiary, Inc. and the Registrant (filed herewith).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          CENTURY COMMUNICATIONS CORP.

Date: March 10, 1999                   By:/s/ Scott N. Schneider
                                         --------------------------
                                         Scott N. Schneider
                                         Chief Financial Officer, Senior
                                         Vice President and Treasurer
                                        (Principal Accounting Officer)






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                                  EXHIBIT INDEX

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

Exhibit No.    Description                                                 Page
-----------    -----------                                                 ----

99.01          Press release of the Registrant, dated March 5, 1999.

99.02          Agreement and Plan of Merger, dated as of March 5,
               1999, by and among Adelphia Communications Corporation,
               Adelphia Acquisition Subsidiary and the Registrant.

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